Exhibit 10.1

$275,000,000

CNO FINANCIAL GROUP, INC.

9.00% SENIOR SECURED NOTES DUE 2018

PURCHASE AGREEMENT

December 14, 2010

December 14, 2010

Morgan Stanley & Co.  Incorporated
Barclays Capital Inc.
As Representatives of the Initial Purchasers
c/o           Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

CNO FINANCIAL GROUP, INC., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”), $275,000,000 aggregate principal amount of the Company’s 9.00% Senior Secured Notes due 2018 (the “Notes”).  Morgan Stanley & Co. Incorporated and Barclays Capital Inc. have agreed to act as the representatives of the several Initial Purchasers (the “Representatives”) in connection with the offering and sale of the Notes.

The Securities (as defined herein) will be issued pursuant to the provisions of an indenture, to be dated as of December 21, 2010 (the “Indenture”), among the Company, the Guarantors (as defined herein) and Wilmington Trust FSB, as trustee (the “Trustee”).

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior secured basis, jointly and severally by (i) the entities listed on the signature pages hereof as “Guarantors” and (ii) any subsidiary of the Company formed or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees (the “Guarantees”).  The Notes and the Guarantees are herein collectively referred to as the “Securities”.

Concurrently with this offering, (i) the Company will enter into a new $375.0 million senior secured term loan facility (the “New Credit Facility”),  and (ii) the Company will use the proceeds from the New Credit Facility and the offering of the Securities to repay all indebtedness outstanding under the Company’s existing senior secured credit facility (the “Existing Credit Facility”).

The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”).

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated December 8, 2010 (the “Preliminary Memorandum”) and will prepare a final offering memorandum dated the date hereof (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company.  For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum, “Time of Sale Memorandum” means the Preliminary Memorandum together with the Additional Written Offering Communications, if any, each identified in Schedule II hereto and “Time of Sale” means 2:30 p.m. on the date hereof, which the Initial Purchasers have advised the Company is the first time when sales of the Securities are made.  As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein.  The terms “supplement”, “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communication shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

The Notes will be secured on a first priority basis (subject to Permitted Liens (as defined in the Indenture) by liens on the assets (the “Collateral”) of the Company and the Guarantors that, as of the Closing Date, have been pledged on a first priority basis (subject to Permitted Liens (as defined in the Indenture) as collateral securing the New Credit Facility (as defined below) and documented by a security agreement dated as of the Closing Date (the “Security Agreement”) and other instruments evidencing or creating a security interest (collectively with the Security Agreement, the “Security Documents”) in favor of Wilmington Trust FSB, as collateral agent (in such capacity, the “Notes Collateral Agent”), for its benefit and the benefit of the Trustee and the holders of the Notes.  The Securities will be subject to the provisions of an intercreditor agreement dated as of the Closing Date (the “Intercreditor Agreement”) between the Notes Collateral Agent and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent under the New Credit Facility and acknowledged by the Company and the Guarantors.

1. Representations and Warranties.  Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, you, as of the Time of Sale and as of the Closing Date, that:

(a) Each document incorporated or deemed to be incorporated by reference in the Time of Sale Memorandum at the time they were filed with the Commission (collectively, the “Incorporated Documents”) complied in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

(b) The Time of Sale Memorandum as of the Time of Sale does not and the Final Memorandum as of its date and as of the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Time of Sale Memorandum or the Final Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(c) Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.

(d) The Company and each Guarantor has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Change.

(e) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Change; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims other than as expressly permitted in the Security Agreement or Indenture and, after giving effect to the offering of the Securities, under or pursuant to the Security Documents.

(f) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

(g) The Indenture has been duly authorized by the Company and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantors and, assuming due execution thereof by the other parties thereto, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(h) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, assuming due execution thereof by the other parties thereto will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued.

(i) The Guarantees has been duly authorized by the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Guarantors and, assuming due execution thereof by the other parties thereto, will constitute a valid and binding agreement of the Guarantors, enforceable against the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(j) Each of the Security Documents and the Intercreditor Agreement have been duly authorized by the Company and the Guarantors and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantors and assuming due execution thereof by the other parties thereto will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(k) The Notes and the Guarantees to be purchased by the Initial Purchasers from the Company on the Closing Date will be in the form contemplated by the Indenture.  The Securities, the Indenture, the Security Documents and the Intercreditor Agreement will conform to the descriptions thereof in the Time of Sale Memorandum.

(l) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement , the Indenture, the Security Documents, the Intercreditor Agreement and the Securities and the grant and perfection of security interests and the consummation of the Transactions related to the New Credit Facility will not contravene (i) the certificate of incorporation or by-laws of the Company or any Guarantor, (ii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iii) any provision of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except, in the case of clauses (ii) and (iii) above, for any such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(m) Except as set forth in the Time of Sale Memorandum, there has not occurred any material adverse change, or any development involving a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole (any such change a “Material Adverse Change”) subsequent to the respective dates as of which information is provided in the Time of Sale Memorandum.

(n) Other than as set forth in the Time of Sale Memorandum, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that would have a Material Adverse Change or have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement, the Indenture or the Securities or to consummate the transactions contemplated by the Time of Sale Memorandum.

(o) The Company and its subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Change.

(p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Change.

(q) Neither the Company nor any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(r) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(s) None of the Company, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company or the Guarantors in this paragraph with respect to the Initial Purchasers.

(t) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement and the Time of Sale Memorandum to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(u) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(v) Neither the Company nor any of its subsidiaries or affiliates, nor any director, officer, or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any (i) “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) or (ii) to any “foreign official” (as defined in the Foreign Corrupt Practices Act of 1977, as amended) or any foreign political party or official thereof or any candidate for foreign political office, in each case, to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(w) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(x) (i)  The Company, represents that neither the Company nor any of its subsidiaries (collectively, the “Entity”) or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii) The Entity represents and covenants that for the past 5 years, it has not knowingly engaged in, is not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(y) The financial statements, together with the related schedules and notes, included in the Time of Sale Memorandum present fairly the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified.  Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto.  The financial data set forth in the Time of Sale Memorandum under the captions “Summary—Summary Historical Consolidated Financial and Operating Data,” and “Selected Historical Consolidated Financial and Operating Data” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Time of Sale Memorandum.  The statistical and market-related data and forward-looking statements included in the Time of Sale Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(z) Except as set forth in the Time of Sale Memorandum, the Company and each of its subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries have received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

(aa) None of the Company or any of the Guarantors has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(bb) Each of the Company and the Guarantors, taken as a whole, is, and immediately after the Closing Date will be, Solvent.  As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(cc) The Company and its subsidiaries and their respective officers and directors are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

(dd) Except as set forth in the Time of Sale Memorandum, the Company and its subsidiaries maintain a system of accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that:  (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ee) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company’s auditors and the audit committee of the board of directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

(ff) Neither the Company nor any of its subsidiaries nor any agent thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(gg) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Time of Sale Memorandum will contain the disclosure required by Rule 902.  Each of the Company and the Guarantors is a “reporting issuer”, as defined in Rule 902 under the Securities Act.

(hh) Upon the delivery to the Notes Collateral Agent of certificates representing shares of capital stock and the filing of financing statements or Mortgages filed as fixture filings (“Fixture Filings”), as applicable, with respect to the Collateral described in the Security Agreement and the fixtures described in the financing statements or Fixture Filings (the “Personal Property Collateral”), in the proper recording office and taking of other actions specified in the Security Documents, the security interests granted thereby will constitute valid, perfected first-priority liens and security interests in the Personal Property Collateral of each grantor or mortgagor, as applicable, in favor of the Notes Collateral Agent for the benefit of the Trustee and the holders of the Notes, enforceable in accordance with the terms contained therein, to the extent such security interests can be perfected by possession of such certificates representing shares of capital stock, by filing a financing statement or under (A) the Uniform Commercial Code (the “UCC”) of the jurisdiction of organization of such grantor, or (B) the personal property security legislation applicable to the Personal Property Collateral, or under the local law of the jurisdiction in which the fixtures are located or by such other actions, and subject only to the liens, encumbrances and exceptions permitted in the Indenture and the Security Documents, and to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(ii) The New Credit Facility has been duly and validly authorized by the Company and the Guarantors and, when duly executed and delivered by the Company and the Guarantors, will be the valid and legally binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

2. Agreements to Sell and Purchase.  Each of the Company and the Guarantors hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company and the Guarantors the respective principal amount of Securities set forth in SCHEDULE I hereto opposite its name at a purchase price of 97.50% of the principal amount thereof (the “Purchase Price”) plus accrued and unpaid interest, if any, to the Closing Date.

3. Terms of Offering.  You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4. Payment and Delivery.  Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on December 21, 2010, or at such other time on the same or such other date, not more than three Business Days after the foregoing date, as shall be designated in writing by Morgan Stanley & Co. Incorporated.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Notes shall be in definitive form or global form, as specified by Morgan Stanley & Co. Incorporated, and registered in such names and in such denominations as Morgan Stanley & Co. Incorporated shall request in writing not later than one full business day prior to the Closing Date.  The Securities shall be delivered to Morgan Stanley & Co. Incorporated on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued and unpaid interest, if any, to the date of payment and delivery.

5. Conditions to the Initial Purchasers’ Obligations.  The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are  subject to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the securities of the Company or any of its subsidiaries or in the rating outlook for the Company by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any Material Adverse Change that, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.

(b) The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct in all material respects (except to the extent already qualified by materiality) on and as of the Time of Sale and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects (except to the extent already qualified by materiality) on and as of the date made and on and as of the Closing Date; the Company and the Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date.

(c) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects (except to the extent already qualified by materiality) as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(d) The Initial Purchasers shall have received on the Closing Date (i) an opinion and negative assurance letter of Dewey & LeBoeuf, outside counsel for the Company, dated the Closing Date, (ii) an opinion of Karl Kindig, general counsel of the Company and (iii) an opinion of Baker & Daniels LLP, Indiana counsel to the Company and certain Guarantors, in each case, in form and substance satisfactory to Morgan Stanley & Co. Incorporated.  Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(e) The Initial Purchasers shall have received on the Closing Date an opinion and negative assurance letter of Cahill Gordon & Reindel llp, counsel for the Initial Purchasers, dated the Closing Date, in form and substance satisfactory to Morgan Stanley & Co. Incorporated.

(f) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(g) The Company and the Guarantors shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed copies thereof.

(h) The Notes shall be eligible for clearance and settlement through the Depository Trust Company, Clearstream Banking and the Euroclear System.

(i) Subject to the terms of the Intercreditor Agreement, the Company and the Guarantors shall have entered into the Security Agreement, the perfection certificate related thereto and the other Security Documents and Morgan Stanley & Co. Incorporated shall have received counterparts, conformed as executed, thereof.

(j) Morgan Stanley & Co. Incorporated shall have received the results of recent UCC lien searches (or lien searches under the personal property security legislation applicable to the Personal Property Collateral, as applicable) for each Issuer in each of the jurisdictions in which any Issuer is located and, if reasonably requested by Morgan Stanley & Co. Incorporated, tax and judgment lien searches for the Company in each jurisdiction in which material assets of the Company or any of its subsidiaries is located, and such searches shall reveal no liens on any of the assets of the Company or any of its subsidiaries other than Permitted Liens.

(k) Subject to the terms of the Intercreditor Agreement, any delivery to the Notes Collateral Agent of certificates representing shares of capital stock required to be pledged as Collateral shall be delivered to the Notes Collateral Agent and any UCC financing statement required by the Security Agreement to be filed on or prior to the Closing Date, in order to create in favor of the Notes Collateral Agent for its benefit and the benefit of the Trustee and the holders of the Notes, a perfected first-priority lien (subject to Permitted Liens (as defined in the Indenture)) and security interest in the Collateral which can be perfected by the making of such filings prior and superior to the right of any other person, shall be in proper form for filing or delivered, as applicable.

(l) The sale of the Securities shall not be enjoined (temporarily or permanently) on the Closing Date.

(m) On or prior to the Closing Date, (a) the Company shall have entered into the New Credit Facility and the Representatives shall have received an executed copy thereof and (b) the Representatives shall have received satisfactory evidence that the Company has repaid all outstanding indebtedness under the Existing Credit Facility and that all liens encumbering the collateral secured by the Existing Credit Facility have been released.

       6. Covenants of the Company.  Each of the Company and the Guarantors covenants with each Initial Purchaser as follows:

(a) To furnish to you in New York City, without charge, prior to 10:00 a.m.  New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) or (d), as many copies of the Time of Sale Memorandum, the Final Memorandum and any supplements and amendments thereto as you may reasonably request.

(b) Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which Morgan Stanley & Co. Incorporated reasonably objects.

(c) To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Additional Written Offering Communication to which Morgan Stanley & Co. Incorporated reasonably objects.

(d) If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the judgment of Morgan Stanley & Co. Incorporated or its counsel, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.

(e) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the judgment of Morgan Stanley & Co. Incorporated or its counsel, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

(f) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request provided that  neither the Company nor any of the Guarantors shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and the granting and perfecting of the security interests and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the costs and charges of the Notes Collateral Agent, the Trustee and any transfer agent, registrar or depositary, (vi) the cost of the preparation, issuance and delivery of the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the document production charges and expenses associated with printing this Agreement and (ix) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 9, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(h) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(i) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(j) While any of the Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(k) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.

(l) During the period of one year after the Closing Date the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(m) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

To apply the net proceeds from the sale of the Securities in the manner described under the caption “Use of Proceeds” in the Time of Sale Memorandum and the Final Memorandum.

The Company also agrees that, without the prior written consent of Morgan Stanley & Co.  Incorporated on behalf of the Initial Purchasers, it will not, during the period beginning on the date hereof and continuing to and including the date that is 90 days following the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or debt securities of the Company or any of its subsidiaries substantially similar to the Securities (other than the sale of the Securities under this Agreement).

7. Offering of Securities; Restrictions on Transfer.

(a) Each Initial Purchaser, severally and not jointly, represents and warrants to the Company that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”).  Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (a) in the case of offers inside the United States, QIBs and (b) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Notice to Investors”.

     (b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

(i) such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

(ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any such other material, in all cases at its own expense;

(iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

(iv) such Initial Purchaser has offered the Securities and will offer and sell the Securities (a) as part of its distribution at any time and (b) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

(v) such Initial Purchaser, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Member State”), has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Member State it has not made and will not make an offer of Securities to the public in that Member State, except that it may, with effect from and including such date, make an offer of Securities to the public in that Member State:

(A) at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(B) at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(C) at any time in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive; or

(D) fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representatives for any such offer.

For the purposes of the above, the expression an “offer of Securities to the public” in relation to any Securities in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an  investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in that Member State;

(vi) such Initial Purchaser has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of such Act does not apply to us and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom;

(vii) such Initial Purchaser understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

(viii) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act.  Terms used above have the meaning given to them by Regulation S.”

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

(c) The Company agrees that the Initial Purchasers may provide copies of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum and any other agreements or documents relating thereto, including without limitation, the Indenture, the Security Documents, the Intercreditor Agreement and the Guarantees, to Xtract Research LLC (“Xtract”), following completion of the offering, for inclusion in an online research service sponsored by Xtract, access to which shall be restricted by Xtract to QIBs.

8. Indemnity and Contribution.

(a) The Company agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, or the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Company, or the Final Memorandum or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred.  Such firm shall be designated in writing by Morgan Stanley & Co.  Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(a).  The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Section 8(a) or 8(a) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities.  The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in

Section 8(c).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(c) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9. Termination.  Morgan Stanley & Co. Incorporated may terminate this Agreement by notice given by you to the Company, if  after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NASDAQ Global Market or any other board or exchange on which the Company’s securities are traded, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in Morgan Stanley & Co. Incorporated’s judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in Morgan Stanley & Co. Incorporated’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.

10. Effectiveness; Defaulting Initial Purchasers.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.  The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, any Guarantor or any of their officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase  Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser.  If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company.  In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected.  Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

11. Entire Agreement.

(a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.

(b) The Company acknowledges that in connection with the offering of the Securities:  (i) the Initial Purchasers have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Initial Purchasers owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, and (iii) the Initial Purchasers may have interests that differ from those of the Company.  The Company waives to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12. Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

13. Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the indemnified parties referred to in Section 8 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

14. Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by Morgan Stanley & Co. Incorporated and Barclays Capital Inc. on behalf of the Initial Purchasers, and any such action taken by Morgan Stanley & Co. Incorporated and Barclays Capital Inc. shall be binding upon the Initial Purchasers.

15. Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

16. Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

17. Notices.  All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention:  High Yield Syndicate Desk, with a copy to the Legal Department; and if to the Company shall be delivered, mailed or sent to CNO Financial Group, Inc., 11825 North Pennsylvania Street, Carmel, IN 46032 Attention Karl Kindig with a copy to Dewey & LeBoeuf LLP, 1301 Avenue of the Americas, New York, NY 10019, attention John M. Schwolsky and Vladimir Nicenko.

[Signature Page to Follow]

Very truly yours,

CNO FINANCIAL GROUP, INC.

By:    /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Secretary

40|86 ADVISORS, INC.

By:    /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Assistant Secretary

40|86 MORTGAGE CAPITAL, INC.

By:   /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Assistant Secretary

AMERICAN LIFE AND CASUALTY MARKETING DIVISION CO.

By:   /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Secretary

CDOC, INC.

By:   /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Secretary

CNO MANAGEMENT SERVICES COMPANY

By:    /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Secretary

CNO SERVICES, LLC

By:    /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Secretary

PERFORMANCE MATTERS ASSOCIATES, INC.

By:   /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Secretary

PERFORMANCE MATTERS ASSOCIATES OF TEXAS, INC.

By:   /s/ Karl W. Kindig

Name:  Karl W. Kindig

Title:  Secretary

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Barclays Capital Inc.
Acting severally on behalf of themselves and the several Initial Purchasers named in SCHEDULE I hereto.

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Eric C. Jenkins

Name: Eric C. Jenkins

Title: Authorized Signatory

By:	Barclays Capital Inc.

By:	/s/ Timothy N. Hartzell

Name: Timothy N. Hartzell

Title: Managing Director

SCHEDULE I

Initial Purchaser	Principal Amount of Notes to be Purchased

Morgan Stanley & Co. Incorporated	$137,500,000
Barclays Capital Inc.	110,000,000
FBR Capital Markets & Co.	27,500,000

Total:	$275,000,000

I-1

SCHEDULE II

Time of Sale Memorandum

1.	Preliminary Memorandum issued December 8, 2010

2.	Pricing Term Sheet dated December 14, 2010

C-1